UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2007
SONOCO PRODUCTS COMPANY
Commission File No. 0-516

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
     Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 5, 2007, the Board of Directors of Sonoco Products Company (the “Company”) approved the adoption of amendments to Sections 1 and 2 of Article V of the Company’s Bylaws to permit the Company to issue uncertificated securities, as set forth in Section 501.00 of the New York Stock Exchange Listed Company Manual. The amendments make the Company eligible to participate in the Direct Registration System, a system administered by The Depository Trust Company, which allows an investor’s ownership to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical stock certificate. The Bylaws, as amended, are included with this report as Exhibit 3-2.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
     (d) Exhibit 3-2 — Registrant’s Bylaws, as amended

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY
Date: December 6, 2007	By:	/s/ C.J. Hupfer
C.J. Hupfer
Senior Vice President and Chief Financial Officer

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